UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2016
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On November 1, 2016, First NBC Bank (the “Bank”), the wholly-owned banking subsidiary of First NBC Bank Holding Company (the “Company”), reported preliminary, unaudited financial results for the quarter ended September 30, 2016. A copy of the Bank’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The financial results reported did not include preliminary, unaudited financial results of the Company, on a consolidated basis, but represented preliminary, unaudited financial results at the subsidiary level.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 1, 2016, reporting the third quarter 2016 preliminary operating results of the Bank

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 4, 2016

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr. Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 1, 2016, reporting the third quarter 2016 preliminary operating results of the Bank